WAYNE
HUMMER
GROWTH
FUND

                                  Semi-Annual
                             Financial Statements
                              September 30, 1996
                                  (Unaudited)

WAYNE
HUMMER
GROWTH
FUND

Dear Fellow Shareholder:

     This report details the investment portfolio of the Wayne Hummer Growth Fund on September 30, 1996, the end of the Fund's second quarter of fiscal 1996. The net asset value of a Fund share increased 7.3% from $24.66 on September 30, 1995 to $26.45 on September 30, 1996. If dividends, as well as distributions from capital gains, were reinvested during this period, the increase was 13.2%. For the first half of this fiscal year the increase was 3.7%. The Fund's Board of Trustees declared a $.06 ordinary dividend to shareholders payable on July 15, 1996.

Although this is my first shareholder letter as President of the Wayne Hummer Investment Trust, I have been on the scene at Hummer for nearly the past decade of my twenty-eight years in the investment business. It has been a distinct pleasure and privilege to have been associated with Alan Bird in the management of the Fund during my years here. Alan was ever the consummate professional. We all wish Alan the best of everything as he and his wife, Beth, settle into their new permanent surroundings in Galena, Illinois.

 . . . But, then, the market goes on. And on and on. The aging bull market passed its sixth anniversary earlier this month. The Dow Jones Industrial Average, perhaps the most popular gauge of the market, has risen over 150% during this span, without having experienced a single 10% decline. The Dow has never before in its 100-year history moved up so much without such an intervening interruption. The Dow charted new waters on Columbus Day, setting sail beyond the 6000 marker for the first time. Many Growth Fund shareholders may have begun to wonder how high is up for this market.

This being an election year, many market participants are engaged in the usual attempt of divining the future course of the market by assessing the likely post election political landscape. History offers us a number of intriguing correlations between politics and the fortunes of the stock market.

So far, election year 1996 is on track to add validity to the tendency of presidential election years to be accompanied by stock market strength over the past 100 years. If so, this would be the twentieth of the past twenty-five presidential election years showing stock market gains, which have averaged 9.9% during those years to this point. Also, over this 100 years of history, in nine of eleven elections in which an incumbent has won reelection, the market has risen an above average of 11% in those years. Furthermore, using more recent history as a guide, since 1952 the stock market has never declined in the last half of a presidential election year. In fact, accord ing to Yale Hirsch, author of the Stock Traders Almanac, during the period from May 1 through year-end of these election years, the Standard and Poor's Composite Stock Index has gone up an aver age of 8%. Some might conclude, therefore, that stock investments are a safe place to be, at least through the end of the year. But what of the longer term implications of the election?

By the time you read this letter, the election outcome will have been determined. Although the conventional wisdom, that investors favor Republican administrations, holds up for the short period following elections, the longer term results depict a different tale. Since 1900, with the Democrats controlling the White House the Dow has gained 6.3% on average compared to 4% gains during Republican administrations.

But, wait! Everyone knows that inflation has been much lower under Republican presidents. Ned Davis Research has adjusted stock market returns for inflation since 1900 and determined that real returns have been higher during Republican administrations, averaging 2.3% compared to 1.5% for Democrats. This is not to say that there haven't been occasions when a Democrat has occupied the White House and enjoyed low inflation and a rising stock market. One might recall the Kennedy/Johnson administrations. In fact, the Dow Jones has registered anything but unhappiness with our current incumbent, posting a real average annual gain of 15%, or the highest average gain of any previous president this century.

But, wait! The Republican Party swept Congress in 1994, and Republicans would argue that the bulk of the market's gains during President Clinton's term was because of expectations that the Congress would enact legislation conducive to long-term economic growth.

Given, then, that the market's strength has endured during the period when the polls have pointed strongly to a Clinton re-election, the more telling contest may likely be the battle for control of Congress. On this score, and again citing real returns calculated by Ned Davis Research, the best real market returns (averaging 2.4%) occurred during years with a Republican President and Republican Congress. Close behind these returns were those experienced with a Democratic President and a Democratic Congress (averaging 2.1%), which tied the results under a Republican President with a Democratic Congress. The worst combination was a Democratic President combined with a Republican Congress (averaging -2.9%). However, this last combination prevailed during only five of the ninety five years covered by the analysis. Otherwise, it is apparent that these outcomes are not significantly different, on average, but there is a wide variation among individual observations.

On balance, of the four years in the election cycle, the post-election year returns have been the lowest, followed by mid-term election year returns. The best has been the pre-election year followed by the election year returns. Each of the four years has produced a positive average result. Once again, the variation among individual observations is wide.

You may have concluded by now that there is little to be concluded about the prospect for stocks in the context of any given election outcome. If so, you are correct. Barring recessions and wars, stocks have done well, regardless of election outcomes. Longer-term, economic variables are the greatest determinants of stock prices. Longer-term, stocks have done very well indeed.

In his book, "Stocks for the Long Run," Professor Jeremy Siegel of the Wharton School measured the returns of stocks, bonds, T-bills and gold from 1802 through 1995. Stocks produced the overwhelmingly superior return after inflation, averaging 6.8% over the life of the study compared with 3.5% for bonds, 2.9% for T-bills, and 0.1% for gold.

Investing in good companies for the long term is a proven formula for investment success, notwithstanding the vagaries of temporary dislocations. The growing value of a business over time is driven by its earnings growth. The prevailing economic environment, encompassing trends in inflation, taxation and interest rates, determines the values that the market places on the earnings streams of businesses.

But, then, that's another set of forecasts........

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,
 /s/ Thomas J. Rowland
Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
October 25, 1996


WAYNE HUMMER GROWTH FUND VS. RUSSELL MID-CAP AND THE S&P 500


         Wayne Hummer                        Russell
         Growth Fund         S&P 500         Mid-Cap

1986          10000             10000            10000
         $10,652.06        $10,557.00       $10,297.77
         $12,948.66        $12,813.03       $12,374.58
         $13,320.71        $13,456.25       $12,598.96
1987     $14,289.03        $14,344.36       $13,342.17
         $11,640.25        $11,116.88       $10,321.36
         $12,177.91        $11,750.54       $11,582.15
         $12,571.48        $12,514.32       $12,422.37
1988     $12,350.10        $12,561.88       $12,307.13
         $12,456.50        $12,945.02       $12,366.20
         $13,100.80        $13,858.93       $13,288.66
         $13,893.29        $15,064.66       $14,503.52
1989     $15,078.29        $16,678.09       $15,885.10
         $15,449.45        $17,018.32       $15,612.70
         $15,573.90        $16,509.47       $15,009.60
         $16,458.54        $17,523.15       $15,565.38
1990     $14,480.86        $15,122.48       $12,479.28
         $16,225.24        $16,463.84       $13,819.73
         $18,293.96        $18,867.57       $16,649.36
         $18,606.30        $18,784.55       $16,744.01
1991     $19,327.22        $19,797.04       $17,984.73
         $20,905.33        $21,456.03       $19,564.06
         $21,063.85        $20,919.63       $19,868.31
         $20,912.96        $21,294.09       $19,826.95
1992     $22,170.92        $21,986.15       $21,572.34
         $23,073.33        $23,100.84       $23,838.07
         $23,158.62        $24,098.34       $25,133.92
         $22,860.23        $24,197.14       $25,530.24
1993     $22,958.18        $24,816.59       $26,896.72
         $23,743.00        $25,561.09       $27,247.19
         $22,999.87        $24,587.21       $26,441.62
         $22,723.14        $24,670.81       $25,870.48
1994     $23,758.00        $25,884.61       $27,341.99
         $23,681.76        $25,879.43       $26,676.22
         $26,000.46        $28,397.50       $29,452.67
         $26,667.92        $31,078.22       $31,917.85
1995     $27,665.38        $33,552.05       $34,747.69
         $29,558.25        $35,568.53       $35,867.64
         $30,199.58        $37,477.28       $38,026.16
         $30,750.68        $39,137.52       $39,097.74
1996     $31,310.96        $40,112.05       $40,322.28

For the ten year Period Ended 9/30/96



WAYNE HUMMER GROWTH FUND                 RUSSELL MID-CAP                        S&P 500
----------------------------------       --------------------------------       ---------------------------------
PERIOD    GROWTH     TOTAL RETURN         PERIOD    GROWTH    TOTAL RETURN      PERIOD    GROWTH    TOTAL RETURN
 ENDED      OF      CUMU-    AVERAGE       ENDED      OF     CUMU-   AVERAGE     ENDED      OF     CUMU-   AVERAGE
9/30/96  $10,000    LATIVE   ANNUAL       9/30/96  $10,000   LATIVE   ANNUAL    9/30/96  $10,000   LATIVE   ANNUAL

1 Year   $11,318    13.18%  13.18%       1 Year    $11,604   16.04%   16.04%    1 Year   $12,031    20.31%  20.31%
5 Year   $16,200    62.00%  10.13%       5 Year    $22,420  124.20%   17.52%    5 Year   $20,300   103.00%  15.21%
10 Year  $31,311   213.11%  12.09%       10 Year   $40,322  303.22%   14.96%    10 Year  $40,346   303.46%  14.97%


                               WAYNE HUMMER GROWTH FUND
                          VALUE OF INITIAL $10,000 INVESTMENT

                Net         Value of         Value of
              Asset       Reinvested       Reinvested
              Value        Dividends    Capital Gains

31-Dec-83  1983 $10,000          $0           $0
31-Mar-84        $9,830          $0           $0
30-Jun-84        $9,350         $58           $0
30-Sep-84        $9,980        $149           $0
31-Dec-84  1984 $10,170        $245           $0
31-Mar-85       $10,670        $357           $0
30-Jun-85       $11,120        $504           $7
30-Sep-85       $10,530        $536           $6
31-Dec-85  1985 $12,250        $695           $7
31-Mar-86       $13,850        $857           $8
30-Jun-86       $13,880        $926         $397
30-Sep-86       $12,570        $903         $359
31-Dec-86  1986 $13,330      $1,023         $381
31-Mar-87       $16,140      $1,309         $461
30-Jun-87       $15,840      $1,436       $1,149
30-Sep-87       $16,930      $1,606       $1,228
31-Dec-87  1987 $13,220      $1,323       $1,557
31-Mar-88       $13,790      $1,430       $1,624
30-Jun-88       $14,190      $1,523       $1,676
30-Sep-88       $13,900      $1,540       $1,642
31-Dec-88  1988 $13,740      $1,669       $1,821
31-Mar-89       $14,450      $1,756       $1,915
30-Jun-89       $15,130      $1,935       $2,152
30-Sep-89       $16,360      $2,169       $2,327
31-Dec-89  1989 $16,410      $2,306       $2,656
31-Mar-90       $16,540      $2,324       $2,678
30-Jun-90       $16,960      $2,580       $3,224
30-Sep-90       $14,860      $2,343       $2,825
31-Dec-90  1990 $16,000      $2,843       $3,600
31-Mar-91       $18,040      $3,206       $4,059
30-Jun-91       $18,130      $3,365       $4,242
30-Sep-91       $18,740      $3,609       $4,385
31-Dec-91  1991 $20,020      $4,142       $4,757
31-Mar-92       $20,170      $4,173       $4,792
30-Jun-92       $19,840      $4,202       $4,883
30-Sep-92       $20,950      $4,560       $5,156
31-Dec-92  1992 $21,640      $4,919       $5,355
31-Mar-93       $21,720      $4,938       $5,374
30-Jun-93       $21,380      $4,949       $5,290
30-Sep-93       $21,400      $5,060       $5,295
31-Dec-93  1993 $22,060      $5,486       $5,511
31-Mar-94       $21,230      $5,279       $5,303
30-Jun-94       $20,910      $5,297       $5,223
30-Sep-94       $21,790      $5,628       $5,443
31-Dec-94  1994 $21,340      $5,766       $5,649
31-Mar-95       $23,430      $6,331       $6,202
30-Jun-95       $23,840      $6,565       $6,481
30-Sep-95       $24,660      $6,902       $6,704
31-Dec-95  1995 $25,810      $7,482       $7,592
31-Mar-96       $26,370      $7,644       $7,757
30-Jun-96       $26,040      $7,693       $8,800
30-Sep-96       $26,450      $7,919       $8,939

$43,308 - Total of Net Asset Value, Reinvested Dividends and Reinvested Capital Gains

For the Period 12/30/83 thru 9/30/96


NOTE: Performance data quoted herein represents past performance. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               FUND OVERVIEW

ESTABLISHED IN 1983, THE PRIMARY OBJECTIVE OF THE WAYNE HUMMER GROWTH FUND IS LONG-TERM CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY BUT AN IMPORTANT OBJECTIVE.

Tom Rowland, portfolio manager and president of Wayne Hummer Management Company, believes in investing in companies that have long-term earning potential. Tom's investment philosophy incorporates both "value" and "fundamental" elements. The stocks he chooses generally are companies that occupy a niche and/or possess a uniqueness that provides them with a strong market position and pricing power; provide a high and consistent return on equity and an ability to be self-financing; carry relatively low debt levels as a percentage of total capital; and have managements with vested interests in their company's future success through stock ownership.

                      SERVICES AVAILABLE TO SHAREHOLDERS

IRA or Retirement Plans

Shares of the Wayne Hummer Growth Fund are a suitable addition to your IRA or pension plan. Federal income tax on money you invest this way is deferred until you begin withdrawals, normally after retirement. Just contact your Wayne Hummer Investment Executive for complete information.

Dividend and Capital Gains Reinvestment

The Wayne Hummer Growth Fund also will reinvest dividends and capital gains distributions automatically in additional shares for you. When investing over long time periods, the reinvestment of earnings can cause tremendous increases in returns because you earn interest on interest. Compounded over many years, this can add up to a significant sum.

Systematic Investment Plan

What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically monthly. Your bank can send money from your bank account to your Wayne Hummer Growth Fund account. Request an application with full details from your Wayne Hummer Investment Executive.

Payroll Direct Deposit Plan

You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Wayne Hummer Growth Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.


                      STATEMENT OF ASSETS AND LIABILITIES

                                                                        SEPTEMBER 30,      YEAR ENDED
                                                                            1996            MARCH 31,
ASSETS                                                                   (UNAUDITED)          1996
                                                                         ---------          ---------
Investments, at value (Cost: $65,798,656 and
 $69,427,222, respectively)........................................  $102,184,353       $103,526,521
Cash...............................................................       245,678              6,136
Dividends receivable...............................................       161,961            158,087
Prepaid expenses...................................................         1,973              8,186
Insurance deposit..................................................         3,845              3,846
Receivable for Fund Shares sold....................................         1,100              --
                                                                         ---------          ---------
              Total assets.........................................   102,598,910        103,702,776
LIABILITIES AND NET ASSETS
Payable for investments purchased..................................       862,510            975,000
Due to Wayne Hummer Management Company.............................        65,156             69,115
Accounts payable...................................................        40,625             50,451
                                                                         ---------          ---------
              Total liabilities....................................       968,291          1,094,566
                                                                         ---------          ---------
Net assets applicable to 3,842,730 and 3,891,462
 Shares outstanding, no par value, equivalent to $26.45
 and $26.37 per Share, respectively................................  $101,630,619       $102,608,210
                                                                         =========          =========
ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of Shares over
 amounts paid on redemptions of Shares on account of capital.......  $ 64,181,335       $ 65,445,667
Unrealized appreciation of investments.............................    36,385,697         34,099,299
Undistributed net realized gain on sales of investments............       774,182          2,738,109
Undistributed net investment income................................       289,405            325,135
                                                                         ---------          ---------
Net assets applicable to Shares outstanding........................  $101,630,619       $102,608,210
                                                                         =========          =========
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
 ($101,630,619 4 3,842,730 Shares outstanding
 and $102,608,210 4 3,891,462 Shares outstanding, respectively)....      $  26.45           $  26.37
                                                                         =========          =========

                            STATEMENT OF OPERATIONS

                                                                    SIX MONTHS ENDED
                                                                      SEPTEMBER 30,       YEAR ENDED
                                                                          1996             MARCH 31,
INVESTMENT INCOME:                                                     (UNAUDITED)           1996
                                                                        ---------          ---------

  Dividends........................................................    $  974,378        $ 1,946,535
  Interest.........................................................        85,378            357,959
                                                                        ---------          ---------
              Total investment income..............................     1,059,756          2,304,494

EXPENSES:

  Management fee...................................................       403,096            785,739
  Transfer agent fees..............................................        28,400             71,500
  Professional fees ...............................................        19,400             48,900
  Custodian fees...................................................        10,400             24,100
  Registration costs...............................................         4,793             26,138
  Trustee fees.....................................................        10,500             20,400
  Portfolio accounting fees........................................         8,533             12,099
  Other............................................................        13,978             51,691
                                                                        ---------          ---------
              Total expenses.......................................       499,100          1,040,567
                                                                        ---------          ---------
Net investment income..............................................       560,656          1,263,927
                                                                        ---------          ---------
Net realized gain on sales of investments..........................       774,182          4,173,633
Net increase in unrealized appreciation ...........................     2,286,398          9,280,681
                                                                        ---------          ---------
Net gain on investments............................................     3,060,580         13,454,314
                                                                        ---------          ---------
Net increase in net assets resulting from operations...............    $3,621,236        $14,718,241
                                                                        =========          =========
See accompanying notes to financial statements.



                      STATEMENT OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                         SEPTEMBER 30,      YEAR ENDED
                                                                             1996            MARCH 31,
OPERATIONS:                                                               (UNAUDITED)          1996
                                                                          ---------          ---------
  Net investment income.............................................   $    560,656       $  1,263,927
  Net realized gain on sales of investments.........................        774,182          4,173,633
  Net increase in unrealized appreciation...........................      2,286,398          9,280,681
                                                                         ----------         ----------
Net increase in net assets resulting from operations................      3,621,236         14,718,241

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.............................................       (596,386)        (1,237,815)
  Net realized gain on investments..................................     (2,738,109)        (1,872,634)
                                                                         ----------         ----------
Total dividends to Shareholders.....................................     (3,334,495)        (3,110,449)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold.........................................      3,045,629          6,451,170
  Shares issued upon reinvestment of dividends .....................      3,228,250          2,991,110
                                                                         ----------         ----------
                                                                          6,273,879          9,442,280
  Less payments for Shares redeemed                                       7,538,211         13,211,590
                                                                         ----------         ----------
Decrease from Capital Share transactions............................     (1,264,332)        (3,769,310)

Total increase (decrease) in net assets.............................       (977,591)         7,838,482

NET ASSETS:
  Beginning of period ..............................................    102,608,210         94,769,728
                                                                         ----------         ----------
  End of period (including undistributed net investment
    income of $289,405 and $325,135, respectively) .................   $101,630,619       $102,608,210
                                                                         ==========         ==========



                             FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)
                                                   SIX MONTHS ENDED
                                                     SEPTEMBER 30,
                                                         1996                          YEAR ENDED MARCH 31,
                                                      (UNAUDITED)        1996          1995          1994           1993
                                                      -----------        ----          ----          ----           ----
NET ASSET VALUE, BEGINNING OF PERIOD.....                $  26.37     $  23.43       $ 21.23       $ 21.72        $ 20.17

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................                    0.15         0.32          0.32          0.28           0.28
  Net realized and unrealized gains (losses)
    on securities........................                    0.79         3.41          2.40         (0.42)          1.70
                                                          -------      -------        ------         ------        ------
Total from investment operations.........                    0.94         3.73          2.72         (0.14)          1.98

LESS DISTRIBUTIONS:
  Dividends from net investment income...                   (0.15)       (0.31)        (0.31)        (0.28)         (0.29)
  Distributions from net realized gains on securities       (0.71)       (0.48)        (0.21)        (0.07)         (0.14)
                                                          -------      -------        ------        ------         ------
Total distributions......................                   (0.86)       (0.79)        (0.52)        (0.35)         (0.43)
                                                          -------      -------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD...........                $  26.45     $  26.37       $ 23.43       $ 21.23        $ 21.72
                                                          =======      =======        ======        ======         ======
TOTAL RETURN.............................                  3.68%       16.15%         13.04%        (0.69%)         9.94%

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of period (000's)......               $101,630     $102,608       $94,770        $92,391        $93,198
  Ratio of expenses to average net assets                  0.99%(a)     1.06%         1.07%          1.07%          1.12%
  Ratio of net investment income to average net assets     1.11%(a)     1.29%         1.44%          1.33%          1.41%
  Portfolio turnover rate ...............                     7%(a)        6%            3%             2%             1%

(a) Determined on an annualized basis.

See accompanying notes to financial statements.


                           PORTFOLIO OF INVESTMENTS

                                          NUMBER
                                            OF
COMMON STOCKS 98.9%                       SHARES          VALUE
                                         ---------      ---------
AUTO & MACHINERY 7.3%
----------------
Echlin Incorporated                        35,000      $ 1,098,125
Illinois Tool Works, Inc.                  65,000        4,688,125
Regal-Beloit Corporation                  100,000        1,662,500
                                                         ---------
                                                         7,448,750

BANKS 8.9%
-----
First of America Bank Corporation          75,000        3,946,875
Northern Trust Corporation                 60,000        3,945,000
UMB Financial Corp.                        31,021        1,178,798
                                                         ---------
                                                         9,070,673

CHEMICAL 11.8%
--------
Avery Dennison Corporation                 35,000        1,942,500
Morton International, Inc.                120,000        4,770,000
Nalco Chemical Company                     30,000        1,087,500
RPM, Inc.                                 100,000        1,650,000
Schulman (A.), Inc.                       110,000        2,557,500
                                                         ---------
                                                        12,007,500

ELECTRICAL/ELECTRONICS 12.9%
----------------------
AMP Incorporated                           50,000        1,937,500
Applied Materials, Inc.  (c)               50,000        1,381,250
Emerson Electric Co.                       55,000        4,956,875
QUALCOMM Incorporated  (c)                 40,000        1,700,000
Motorola, Inc.                             30,000        1,548,750
Thomas & Betts Corporation                 40,000        1,640,000
                                                         ---------
                                                        13,164,375

FOOD, BEVERAGE & HOUSEHOLD 9.9%
--------------------------
McCormick & Company, Incorporated         100,000        2,337,500
PepsiCo, Inc.                              40,000        1,130,000
Rubbermaid Incorporated                   100,000        2,450,000
Sara Lee Corporation                       80,000        2,860,000
Smucker (The J. M.) Company Class B        80,000        1,240,000
                                                         ---------
                                                        10,017,500

HEALTH CARE & PHARMACEUTICALS 11.8%
-----------------------------
Abbott Laboratories                        40,000        1,970,000
Bard (C.R.) Inc.                           60,000        1,867,500
MedPartners, Inc.  (c)                     43,862          997,860
Patterson Dental Company  (c)              50,000        1,337,500
R. P. Scherer Corporation  (c)             85,000        4,143,750
STERIS Corporation, Inc.  (c)              23,000          779,125
Tecnol Medical Products, Inc.  (c)         60,000          862,500
                                                         ---------
                                                        11,958,235

                                          NUMBER
                                           OF
                                          SHARES          VALUE
                                        ---------       ---------

INSURANCE 9.0%
---------
AON Corporation                            30,000     $  1,627,500
Cincinnati Financial Corporation           49,612        2,840,287
Ohio Casualty Corporation                  50,000        1,700,000
Old Republic International Corporation    120,000        2,970,000
                                                        ----------
                                                         9,137,787

OIL & GAS 2.6%
---------
Burlington Resources, Inc.                 60,000        2,662,500

PAPER & FOREST PRODUCTS 7.4%
-----------------------
Albany International Corp. Class A        100,000        2,162,500
Consolidated Papers, Inc.                  55,000        2,860,000
Sonoco Products Company                    89,250        2,454,375
                                                        ----------
                                                         7,476,875

PUBLISHING & MEDIA 3.5%
------------------
Interpublic Group of Companies, Inc.       75,000        3,543,750

SERVICES 3.3%
--------
H & R Block, Inc.                          60,000        1,785,000
Kelly Services, Inc. Class A               30,000          851,250
Olsten Corporation                         30,000          746,250
                                                        ----------
                                                         3,382,500

MISCELLANEOUS 10.5%
-------------
Arbor Drugs, Inc.                          60,000        1,305,000
Bacou USA, Inc. (c)                        65,000        1,105,000
Boeing Company                             30,000        2,835,000
Calgon Carbon Corporation                  65,000          674,375
Duracell International Inc.                10,000          641,250
The Gap, Inc.                              25,000          721,875
Pall Corporation                          120,000        3,390,000
                                                        ----------
                                                        10,672,500
                                                        ----------
Total Common Stocks (Cost:  $64,157,248)              $100,542,945


                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                   MATURITY DATE          PRINCIPAL
SHORT-TERM INVESTMENTS 1.6%                                RATE %         (1996)             AMOUNT       VALUE
---------------------------------                          ------       ---------       ------------    --------

United States Treasury Bill                                5.050          10/31         $ 119,000     $    118,508
United States Treasury Bill                                5.158          11/07           532,000          529,243
General Electric Capital Corp.                             5.449          11/25           484,000          480,059
United States Treasury Bill                                5.235          12/05           100,000           99,077
United States Treasury Bill                                5.272          12/19           405,000          400,432
Other                                                      5.500        2/28/97            14,089           14,089
                                                                                                        ----------
   Total Short-Term Investments  (Cost: $1,641,408)                                                      1,641,408

TOTAL INVESTMENTS (Cost:  $65,798,656) (100.5%)                                                        102,184,353
CASH AND OTHER ASSETS, LESS LIABILITIES  ( -0.5%)                                                         (553,734)
                                                                                                        ----------
NET ASSETS (100.0%)                                                                                   $101,630,619
                                                                                                        ==========

 NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates on money market instruments represent annualized yield to date of maturity.
(b) Based on the cost of investments of $65,798,656 for federal income tax purposes at September 30, 1996, the aggregate gross unrealized appreciation was $38,075,254, the aggregate gross unrealized depreciation was $1,689,557 and the net unrealized appreciation of investments was $36,385,697.
(c)  Non-income producing security.

                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust"), formerly named Wayne Hummer Growth Fund Trust, is organized as an unincorporated business trust under the laws of Massachusetts. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund (the "Fund") and the Wayne Hummer Income Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Fund's portfolio so as to affect materially the net asset value of the Shares by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 21, 1996, an ordinary income dividend of $.07 per Share was declared, payable October 22, 1996, to Shareholders of record on October 21, 1996.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC, formerly Wayne Hummer & Co., ("Distributor and Shareholder Service Agent"). (Wayne Hummer & Co., an Illinois limited partnership, was reorganized as a Delaware limited liability company effective April 1, 1996.) For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed the lesser of (1) 1.50% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by any state in which the Fund's Shares are sold. During the period ended September 30, 1996, and the year ended March 31, 1996, the Fund incurred management fees of $403,096 and $785,739, respectively. For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund. Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1996 and the year ended March 31, 1996, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $10,500 and $20,400, respectively.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows

                      SIX MONTHS ENDED      YEAR ENDED
                     SEPTEMBER 30, 1996   MARCH 31, 1966
                      -----------------    -------------
   Purchases             $4,492,075         $ 5,919,348
   Proceeds from sales   $3,611,698         $13,417,647

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                          SIX MONTHS
                                             ENDED           YEAR ENDED
                                      SEPTEMBER 30, 1996   MARCH 31, 1996

                                       -----------------    -------------
   Shares sold                              118,378            260,713
   Shares issued upon reinvestment of
    dividends                               126,091            120,173
                                          -----------        -----------
                                            244,469            380,886
   Shares redeemed                         (293,201)          (534,552)
                                          -----------        -----------
   Net decrease in Shares outstanding      (48,732)           (153,666)
                                          ===========        ===========

 BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be
preceded or accompanied
by a current
prospectus of the
Wayne Hummer Investment Trust.


Wayne Hummer Investments LLC
300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

WAYNE HUMMER
GROWTH FUND
300 South Wacker Drive
Chicago, IL 60606-6607


WAYNE
HUMMER
GROWTH
FUND

Semi-Annual
Financial Statements

September 30, 1996
(Unaudited)